Exhibit 99.2

September 21, 1998                                  Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

                         [$820,000,000] Offering Amount
                                FSA Bond Insured

TRANSACTION SUMMARY
----------------------------------------------------------------------------------------------------------------------
                                                  Estimated      Estimated        Estimated
                                                     WAL          Modified         Payment            Expected
                  Approximate                      to Call        Duration         Window              Ratings
Certificate(a)   Size ($000s)       Coupon         (years)        (years)       (# pmt dates)       (Moody's/S&P)
---------------- -------------- ---------------- ------------- --------------- ---------------- ----------------------
                    Certificates backed by Group One (Fixed Rate) Loans
Class A-1         [$695,000]       Fixed (b)       [3.075]        [2.598]         1-91(91)            Aaa / AAA
Class A-2IO        [$48,650]        IO (c)           N/A           [1.42]            N/A              Aaa / AAAr
----------------------------------------------------------------------------------------------------------------------
                 Certificates backed by Group Two (Adjustable Rate) Loans
Class A-3         [$125,000]     Floating (d)      [2.483]        [2.206]         1-91(91)            Aaa / AAA
----------------------------------------------------------------------------------------------------------------------

Notes:
(a)           The certificates will be priced to the 10% Optional Termination.
(b) [The Pass-Through Rate on the Class A-1 Certificates will equal the lesser of (i) their respective Pass-Through Rates, and (ii) the weighted average Coupon Rate of the Home Equity Loans, less the sum of (A) approximately [ ]% per annum plus (B) the product of the Class A-2IO Pass-Through Rate and the Class A-2IO Notional Balance divided by the Loan Balance of the Home Equity Loans.] The pass-through rate for each class remaining outstanding will increase by 0.50% for remittance periods beginning after the Clean-up Call Date.
(c)           The Class A-2IO Certificates are interest only Certificates.
              Interest on the Class A-2IO will be paid on a notional principal balance equal to [$48,650,000], subject to a reduction of the notional principal balance under certain conditions (initially
              $[ ]) at a Pass-Through Rate of [ ]% per annum, from the first Payment Date until the Payment Date in [September 2001].
(d) The Pass-Through Rate on the Class A-3 Certificates adjusts monthly based on One Month LIBOR, and will be the lesser of One Month LIBOR + [ ]%, and (ii) the weighted average Coupon Rate of the Home Equity Loans, less approximately [ ]% per annum.

Prepayment Pricing
Speed Assumption:                   Group One:  4% CPR, increasing to 25% CPR over 12 months
                                    Group Two:  30% CPR

Payment Date:                       The 20th day of each month (or the next Business Day thereafter)  commencing on
                                    October 20, 1998.

Payment Delay:                      With the  exception  of the Class A-3  Certificates,  19 days.  With respect to the Class A-3, 0 days.

Settlement (Closing) Date:          On or about September 29, 1998.

Cut-off Date:                       September 1, 1998 (close of business)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 1

                         BOND SENSITIVITY TO PREPAYMENTS

------------------------------------------------------------------------------------------------------
Priced to Call                                     % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-1                       0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Yield @ 100.00 (%)             6.153       6.114       6.090        6.064       6.037       6.009
Avg. Life (Years)             15.505       5.807       4.067        3.075       2.454       2.029
Mod. Dur.                      9.104       4.360       3.285        2.598       2.135       1.801
First Pay                      10/98       10/98       10/98        10/98       10/98       10/98
Last Pay                       7/26        1/13        11/08        4/06        9/04         8/03
Window (Years)                27.833      14.333       10.167       7.583       6.000       4.917
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Priced to Maturity                                 % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-1                       0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Yield @ 100.00 (%)             6.154       6.125       6.114        6.098       6.076       6.051
Avg. Life (Years)             15.575       6.048       4.359        3.341       2.671       2.204
Mod. Dur.                      9.117       4.447       3.424        2.747       2.270       1.919
First Pay                      10/98       10/98       10/98        10/98       10/98       10/98
Last Pay                       5/28        5/24         6/18        2/14        3/12        10/09
Window (Years)                29.667      25.667       19.750      15.417      13.500       11.083
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Priced to Call                                     % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-3                       0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Avg. Life (Years)             21.312       5.152       3.416        2.483       1.909       1.517
Mod. Dur.                     11.237       3.936       2.810        2.133       1.686       1.365
First Pay                      10/98       10/98       10/98        10/98       10/98       10/98
Last Pay                       7/26        1/13        11/08        4/06        9/04         8/03
Window (Years)                27.833      14.333       10.167       7.583       6.000       4.917
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Priced to Maturity                                 % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-3                       0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Avg. Life (Years)             21.518       5.477       3.607        2.611       1.996       1.576
Mod. Dur.                     11.275       4.052       2.900        2.206       1.741       1.406
First Pay                      10/98       10/98       10/98        10/98       10/98       10/98
Last Pay                       6/28        1/25         4/18        3/13        11/09        7/07
Window (Years)                29.750      26.333       19.583      14.500      11.167       8.833
------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may
hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 2